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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 18, 2001


                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



MICHIGAN                         0001-15565                  38-2144267
(State of incorporation)    (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


405 WATER STREET, PORT HURON, MICHIGAN                        48060
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code 810-987-2200


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

1(a) Underwriting Agreement dated June 18, 2001 among Registrant and representatives of the underwriters relating to an offering of 8% Senior Notes Due 2016.

4(a) Third Supplemental Indenture dated as of June 15, 2001 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 8% Senior Notes Due 2016 attached thereto as Exhibit A.











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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SEMCO Energy, Inc.
                                       (Registrant)


Dated:  June 21, 2001                  By:   /s/ Sebastian Coppola
                                            ------------------------------------
                                            Sebastian Coppola
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer
















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                                  Exhibit Index




1(a) Underwriting Agreement dated June 18, 2001 among Registrant and representatives of the underwriters relating to an offering of 8% Senior Notes Due 2016.

4(a) Third Supplemental Indenture dated as of June 15, 2001 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 8% Senior Notes Due 2016 attached thereto as Exhibit A.


















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